                               UNITED STATES

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, DC  20549


                                 FORM 8-K

                              CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of
                    the Securities Exchange Act of 1934


             Date of Report (date of earliest event reported):
                               March 2, 2004


                               AIRGAS, INC.
          ______________________________________________________
          (Exact name of registrant as specified in its charter)



   Delaware                       1-9344                    56-0732648
_______________            _______________________         _____________
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)



                 259 North Radnor-Chester Road, Suite 100
                          Radnor, PA  19087-5283
                 _________________________________________
                 (Address of principal executive offices)



Registrant's telephone number, including area code: (610) 687-5253
                                                     _____________

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 Item 5.  Other Events
          ____________

   On March 2, 2004, Airgas, Inc. announced its intent to commence an offering of $150 million of a new series of senior subordinated notes due 2014, as described in the press release attached as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________

(a)  None

(b)  None

(c)  Exhibits.

       99.1 - Press Release dated March 2, 2004


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                                Signatures
                                __________

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AIRGAS, INC.
                                     ____________
                                     (Registrant)


                                     BY:  /s/ Robert M. McLaughlin
                                          _______________________________
                                              Robert M. McLaughlin
                                              Vice President & Controller





DATED:     March 4, 2004